UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2004

PPOL,INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-50065	95-4436774
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 City Boulevard West, Suite 870 Orange, California		92868
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 221-7250

ITEM 5.                                                         OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company has issued a press release on April 2, 2004, as fully noted in exhibit 99.1, regarding its new growth strategy focused on in-licensing proven and promising information technologies developed in the United states and Europe for introduction to Asia.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2004

PPOL, Inc.

	By:	/s/ Yoichi Awagakubo
Yoichi Awagakubo
Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit # 99.1 - Press release dated August 26, 2003 titled

“PPOL ANNOUNCES TECHNOLOGY IN-LICENSING GROWTH STRATEGY”